Exhibit 10.12

SUBSCRIPTION AGREEMENT UNITS

TO:                 VistaGen Therapeutics, Inc. (the "Corporation")
RE:                 Purchase of Units of VistaGen Therapeutics, Inc.

Instructions: Complete and sign this Subscription Agreement. Please be sure to initial the appropriate "accredited investor" category in Box C.

A completed and originally executed copy of, and the other documents required to be delivered with, this Subscription Agreement, must be delivered to the following address:

Shawn K. Singh, JD Chief Executive Officer VistaGen Therapeutics, Inc. 384 Oyster Point Blvd., No. 8 South San Francisco, CA 94080 (650) 244-9997 ext. 224 ssingh@vistagen.com

1.
The undersigned (the "Subscriber") hereby irrevocably subscribes for and agrees to purchase from the Corporation the number of units of the Corporation ("Units") at the price and for the aggregate consideration set forth in Box A of Section 6 below (the "Subscription Price"). The consideration can be paid in cash or by cancellation of indebtedness owed by the Corporation to the Subscriber in an aggregate amount (including interest) equal to the purchase price for the Units being purchased. Each Unit will consist of one share of Common Stock (a "Share") and a warrant to purchase 0.25 of one share of Common Stock, provided that no warrant will be exercisable for a fractional share (i.e. warrants must be exercised in multiples of four such that upon exercise one full share is issued) (each warrant to purchase shares of Common Stock, a "Warrant"). Any Warrant to purchase fractional shares to which a purchaser may otherwise be entitled shall be rounded down to the nearest whole share. The Subscriber acknowledges that this subscription agreement is subject to acceptance by the Corporation. The Corporation may also accept this subscription agreement in part. The Subscriber agrees that if this subscription agreement is not accepted in full, any funds related to the portion of this subscription agreement not accepted will be returned to the undersigned, without interest.

2.
By executing this Subscription Agreement, the Subscriber represents, warrants and covenants (on its own behalf and, if applicable, on behalf of each beneficial purchaser for whom it is contracting hereunder) to the Corporation (and acknowledges that the Corporation is relying thereon) that:

       (a) it is authorized to consummate the purchase of the Units;

(b)
it understands that the Shares, the Warrants and the Shares issuable upon exercise of the Warrants (collectively, the "Securities") have not been and will not be registered under the Securities Act of 1933 (the "Securities Act"), or any applicable state securities laws, and that the offer and sale of Shares and Warrants to it is being made in reliance on a private placement exemption available under Section 4(2) of the Securities Act and Rule 506 of Regulation D under the Securities Act ("Regulation D") to accredited investors ("Accredited Investors"), as defined in Rule 501(a) of Regulation D;

(c)
it has received a copy, for its information only, of the Corporation's Confidential Offering Memorandum, dated March 22, 2011 (the "Offering Memorandum"), relating to the offering of the Units, it has had access to such additional information, if any, concerning the Corporation as it has considered necessary in connection with its investment decision to acquire the Units, and it acknowledges that it has been offered the opportunity to ask questions and receive answers from management of the Corporation concerning the terms and conditions of the offering of the Units, and to obtain any additional information which the Corporation possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information contained in the Offering Memorandum;

(d)
it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Units and is able to bear the economic risks of, and withstand the complete loss of, such investment;

(e)
it is relying on the information contained in the Offering Memorandum in making its investment decision with respect to the Units. It acknowledges that the Corporation has not made any representations or given any information to it with respect to the Corporation or the offer or sale of the Units other than the information contained in the Offering Memorandum;

(f)
it is an Accredited Investor acquiring the Units for its own account or, if the Units are to be purchased for one or more accounts ("investor accounts") with respect to whom it is exercising sole investment discretion, each such investor account is an Accredited Investor on a like basis. In each case, the undersigned has completed Box C of Section 6 to indicate under which category of Rule 501(a) the investor qualifies as an Accredited Investor;

(g)
it is not acquiring the Units with a view to any resale, distribution or other disposition of the Units in violation of federal or applicable state securities laws, and, in particular, it has no intention to distribute either directly or indirectly any of the Units in the U.S. or to U.S. persons; provided, however, that the holder may sell or otherwise dispose of any of the Units pursuant to registration thereof under the Securities Act and any applicable state securities laws or pursuant to an exemption from such registration requirements;

(h)
in the case of the purchase by the Subscriber of the Units as agent or trustee for any other person, the Subscriber has due and proper authority to act as agent or trustee for and on behalf of such beneficial purchaser in connection with the transactions contemplated hereby;

(i)	it is not purchasing the Units as a result of any general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act), including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(j) it understands that the Securities are "restricted securities" as defined in Rule 144(a)(3) under the Securities Act and agrees that if it decides to offer, sell or otherwise transfer the Securities, such Securities may be offered, sold or otherwise transferred only (A) to the Corporation, (B) outside the U.S. in accordance with Rule 904 of Regulation S under the Securities Act, (C) within the U.S. or to or for the account or benefit of a U.S. Person in accordance with an exemption from the registration requirements of the Securities Act and all applicable state securities laws, (D) in a transaction that does not require registration under the Securities Act or any applicable U.S. state securities laws or (E) pursuant to an effective registration statement under the Securities Act, and in each case in accordance with any applicable state securities laws in the U.S. or securities laws of any other applicable jurisdiction; provided that with respect to sales or transfers under clauses (C) or (D), only if the holder has furnished to the Corporation a written opinion of counsel, reasonably satisfactory to the Corporation, prior to such sale or transfer;

(k) it has been independently advised as to the applicable holding period and resale restrictions with respect to trading imposed in respect of the Securities, by securities legislation in the jurisdiction in which it resides or to which it is otherwise subject, and confirms that no representation has been made respecting the applicable holding periods for the Securities and is aware of the risks and other characteristics of the Securities and of the fact that the undersigned may not be able to resell the Securities except in accordance with applicable securities legislation and regulations;

(l)       no person has made to the Subscriber any written or oral representations:(i)  that any person will resell or repurchase any of the Securities;(ii) that any person will refund the purchase price of the Securities; or (iii) as to the future price or value of any of the Securities;

(m) it understands and acknowledges that certificates representing the Shares and the Warrants shall bear the following legend:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS.  THE HOLDER HEREOF, BYPURCHASING THESE SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION, THAT THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE U.S. IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (C) IN COMPLIANCE WITH AN EXEMPTION FROM THE REGISTRATIONREQUIREMENTS  OF THE SECURITIES ACT AND IN ACCORDANCE WITHAPPLICABLE STATE SECURITIES LAWS, (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND, IN THE CASE OF (C) AND (D), THE SELLER FURNISHES TO THE CORPORATION A WRITTENOPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCESATISFACTORY TO THE CORPORATION TO SUCH EFFECT."

(n) it consents to the Corporation making a notation on its records or giving instructions to any transfer agent of the Shares in order to implement the restrictions on transfer set forth and described herein;

(o) the office or other address of the undersigned at which the undersigned received and accepted the offer to purchase the Units is the address listed in Box B of Section 6 below;

(p) if required by applicable securities laws, regulations, rule or order or by any securities commission, stock exchange or other regulatory authority, it will execute, deliver and file, within the approved time periods, all documentation as may be required thereunder, and otherwise assist the Corporation in filing reports, questionnaires, undertakings and other documents with respect to the issuance of the Units;

(q) this subscription agreement has been duly and validly authorized, executed and delivered by and constitutes a legal, valid, binding and enforceable obligation of the Subscriber; and

(r) it is not an affiliate (as defined in Rule 144 under the Securities Act) of the Corporation and is not acting on behalf of an affiliate of the Corporation.

3. The Subscriber acknowledges that the representations and warranties and agreements contained herein are made by it with the intention that they may be relied upon by the Corporation and its legal counsel in determining its eligibility or, if applicable, the eligibility of others on whose behalf it is contracting hereunder, to purchase the Units. The Subscriber further agrees that by accepting delivery of the Units or by having its agent accept delivery of the Units on its behalf, it shall be representing and warranting that the representations, warranties, acknowledgements and agreements contained herein are true and correct as at the time of accepting delivery of the Units with the same force and effect as if they had been made by the Subscriber at such time and that the representations and warranties shall survive the purchase by the Subscriber of the Units and shall continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of the Units. The Corporation and its directors, officers, employees, shareholders and its legal counsel shall be entitled to rely on the representations and warranties of the Subscriber contained in this subscription agreement, and the

Subscriber shall indemnify and hold harmless the Corporation, its legal counsel for any loss, costs or damages any of them may suffer as a result of any misrepresentations or any breach or failure to comply with any agreement herein.

4.
The contract arising out of the acceptance of this subscription by the Corporation shall be governed by and construed in accordance with the laws of the State of California and represents the entire agreement of the parties hereto relating to the subject matter hereof.

5.
The Corporation shall be entitled to rely on delivery of a facsimile copy of this subscription agreement, and acceptance by the Corporation of a facsimile copy of this subscription agreement shall create a legal, valid and binding agreement among the undersigned and the Corporation in accordance with the terms hereof.

6. SUBSCRIPTION PARTICULARS

BOX A

Particulars of Purchase of Units
Number of Units subscribed for:
Subscription Price ($1.75 X number of Units

BOX B
Subscriber Information
Name
Street Address
Street Address (2)
City and State
Zip Code
Contact Name
Alternate Contact
Phone No.
Fax No. / E-mail Address

BOX C

Accredited Investor Status

The Subscriber represents and warrants that it is an "accredited investor", as defined in Rule 501(a) under the Securities Act, by virtue of satisfying one or more of the categories indicated below (please write your initials on the line next to each applicable category):

 Category 1     A bank, as defined in section 3(a)(2) of the Securities Act.

A savings and loan association or other institution, as defined in section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.

A broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934.

An insurance company as defined in section 2(a)(13) of the Securities Act.

An investment company registered under the Investment Corporation Act of 1940 or a business development company as defined in section 2(a)(48) of that Act.

A Small Business Investment Corporation licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958.

A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

Category 2 Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

Category 3    An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000.

Category 4    A director or executive officer of the Corporation.

Category 5    A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of this purchase exceeds $1,000,000, excluding the net equity value of such individual's primary residence, if any, but including as a liability the amount by which any indebtedness secured by such residence exceeds the value of such residence.

Category 6    A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

Category 7    A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D under the U.S. Securities Act.

Category 8    An entity in which each of the equity owners is an accredited investor.

7. A certified check or bank draft from the Subscriber, or cancellation of indebtedness owed by Corporation to the Subscriber, in the amount of the Subscription Price as set forth in Box A of Section 6 above, accompanies this Subscription Agreement.

SIGNATURE OF SUBSCRIBER

Signature of Subscriber (on its own behalf and, if applicable, on behalf of each person for whom it is contracting hereunder):

(Full Name of Subscriber) (Authorized Signature)

(Name and Official Capacity - PLEASE PRINT) ACCEPTANCE BY CORPORATION

The Corporation hereby accepts the above subscription as of this                                                                                                                                day of, 2011.

VistaGen Therapeutics, Inc.

(Signature)

Shawn K. Singh, JD, Chief Executive Officer